UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2006 (February 10, 2006)
GAYLORD ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

One Gaylord Drive
Nashville, Tennessee	37214

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 1.02. Termination of a Material Definitive Agreement.
Item 2.02. Results of Operations and Financial Condition.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-10.1 AMENDMENT NO. 2 TO EXECUTIVE EMPLOYMENT AGREEMENT
EX-10.2 EXECUTIVE EMPLOYMENT AGREEMENT
EX-10.3 EMPLOYMENT AGREEMENT
EX-99.1 PRESS RELEASE
EX-99.2 PRESS RELEASE

Item 1.01. Entry into a Material Definitive Agreement.
Item 1.02. Termination of a Material Definitive Agreement.

     On February 10, 2006, Gaylord Entertainment Company (the “Company”) and Colin V. Reed amended Mr. Reed’s employment agreement dated as of April 23, 2001 in order to comply with the enactment of Section 409A of the Internal Revenue Code (the “Code”). The amendment clarifies that amounts under such agreement which were earned and vested under the agreement’s supplemental executive retirement benefit on or before December 31, 2004 are grandfathered and accounted for separately as such amounts are not subject to Section 409A of the Code. In addition, the amendment ensures that amounts under the supplemental executive retirement benefit which are vested after December 31, 2004 remain compliant with Section 409A by, among other things, delaying certain payments to Mr. Reed for six months upon his separation from service from the Company and providing for delayed payments to Mr. Reed of amounts under the Plan in order to meet the requirements of Section 162(m) of the Code.
     The terms of the amendment to Mr. Reed’s employment agreement are generally as described above, which description is qualified in all respects by the terms and conditions of the amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein in its entirety by this reference.
     On February 10, 2006, the Company also entered into a new employment agreement with John P. Caparella, its new Executive Vice President and Chief Operating Officer, Gaylord Hotels. Mr. Caparella’s employment agreement runs through February 10, 2009 and provides that he will receive an annual base salary of $350,000 with an annual target bonus in the amount of 55% of his base salary.
     The terms of Mr. Caparella’s employment agreement are generally as described above, which description is qualified in all respects by the terms and conditions of the employment agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein in its entirety by this reference.
     On February 10, 2006, Jay D. Sevigny resigned from his position as the Company’s Executive Vice President and Chief Operating Officer, Gaylord Hotels. As a result, Mr. Sevigny’s employment agreement dated as of July 15, 2003 with the Company, as amended on November 4, 2005, has been terminated. Mr. Sevigny will remain with the Company as Industry Relations Adviser and pursuant to a one-year agreement will receive an annual salary of $385,000 and a one-time retention payment of $250,000.
     The terms of Mr. Sevigny’s new one-year employment agreement are generally as described above, which description is qualified in all respects by the terms and conditions of the employment agreement, which is attached hereto as Exhibit 10.3 and is incorporated herein in its entirety by this reference.
     Mr. Sevigny’s former employment agreement is filed herewith as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein in its entirety by this reference. The material terms of Mr. Sevigny’s former employment agreement are as described under

“Employment, Severance and Change in Control Arrangements” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 4, 2005. Such description is incorporated herein by this reference and qualified in its entirety by reference to Exhibit 10.4 hereto.
Item 2.02. Results of Operations and Financial Condition.

     The Company issued a press release announcing its financial results for the quarter and year ended December 31, 2005. A copy of the press release is furnished herewith as Exhibit 99.1.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On February 10, 2006, Jay D. Sevigny resigned from his position as Executive Vice President and Chief Operating Officer, Gaylord Hotels. The Board of Directors of the Company appointed John P. Caparella, age 48, to take over the duties of Mr. Sevigny. Mr. Caparella has served as Senior Vice President of the Company and General Manager of the Gaylord Palms Resort and Convention Center since joining the Company in November 2000. Prior to such time and starting in September 1997, Mr. Caparella served as Executive Vice President, Planning, Development and Administration and President of PlanetHollywood.com for Planet Hollywood International, Inc., a creator and developer of consumer brands relating to movies, sports and other entertainment-based themes, in Orlando, Florida. For the 17 years before joining Planet Hollywood, Mr. Caparella was with ITT Sheraton, an owner and operator of hotel brands in the convention and resort business and 4-star luxury properties. Mr. Caparella is a graduate of the State University of New York at Delhi and holds an MBA from Rollins College Crummer Graduate School of Management. A copy of the press release announcing Mr. Sevigny’s resignation and Mr. Caparella’s appointment is attached herewith as Exhibit 99.2 and incorporated herein in its entirety by this reference.
     The material terms of Mr. Caparella’s employment agreement with the Company are described under Item 1.01 above and incorporated herein by this reference.
Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits.

10.1	Amendment No. 2, dated as of February 10, 2006, to Executive Employment Agreement of Colin V. Reed, dated as of April 23, 2001, with the Company.

10.2	Executive Employment Agreement of John P. Caparella, dated as of February 10, 2006, with the Company.

10.3	Employment Agreement of Jay D. Sevigny, dated as of February 10, 2006, with the Company.

10.4
Executive Employment Agreement of Jay D. Sevigny, dated July 15, 2003, with the Company (incorporated by reference to Exhibit 10.38 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003), as amended by Amendment No.1 to Employment Agreement, dated November 4, 2005 (such amendment is incorporated by reference to Exhibit 10.2 to the Company’s Form 8-K filed on November 10, 2005).

99.1	Press Release dated February 14, 2006.

99.2	Press Release dated February 14, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAYLORD ENTERTAINMENT COMPANY
Date: February 14, 2006	By:	/s/ Carter R. Todd
		Name:	Carter R. Todd
		Title:	Senior Vice President, General Counsel and Secretary

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